FIRST AMENDMENT TO SHAREHOLDER PROTECTION
                                RIGHTS AGREEMENT


         THIS AGREEMENT ("Agreement"), dated as of the 3rd day of November, 1999, by and between RISCORP, Inc., a Florida corporation (the "Company"), and First Union National Bank, as Rights Agent (the "Rights Agent"), constitutes the First Amendment to the Shareholder Protection Rights Agreement dated May 13, 1999 by and between the Company and the Rights Agent (the "Rights Agreement").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend the Rights Agreement in certain respects on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1.       The Rights Agreement is hereby amended by:

         (a) Adding the following sentence at the end of the definition of "Acquiring Person" in Section 1.1 of the Rights Agreement:

         "Notwithstanding any of the terms of the foregoing definition, no Person shall become an "Acquiring Person" solely as the result of the execution and delivery of, or the consummation of any of the transactions contemplated by, the Plan and Agreement of Merger dated as of November 3, 1999, by and among the Company, Griffin Acquisition Corp. and William D. Griffin (the "Merger Agreement"), and any agreements, documents or instruments executed or entered into in connection with the Merger Agreement (collectively with the Merger Agreement, the "Transaction Documents")."

         (b) Deleting the definition of "Expiration Time" in Section 1.1 of the Rights Agreement in its entirety, and inserting the following:

         ""Expiration  Time" shall mean the earliest of (i) the  Exchange  Time,
         (ii) the Termination Time, (iii) February 15, 2008, (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Flip-In Date, and (v) upon the closing of the merger of Griffin Acquisition Corp. into the Company pursuant to the terms of the Transaction Documents."

         (c) Adding the following sentence at the end of the definition of "Separation Time" in Section 1.1 of the Rights Agreement:

         "Notwithstanding any of the terms of the foregoing definition, no "Separation Time" will occur solely as the result of the execution and delivery of, or the consummation of any of the transactions contemplated by, the Transaction Documents."

         (d) Adding the following sentence at the end of the definition of "Stock Acquisition Date" in Section 1.1 of the Rights Agreement:

         "Notwithstanding any of the terms of the foregoing definition, no "Stock Acquisition Date" will occur solely as the result of the execution and delivery of, or the consummation of any of the transactions contemplated by, the Transaction Documents, or any public announcement of any of the foregoing."

         2. All terms defined in the Rights Agreement which are used herein shall have the meanings defined in the Rights Agreement, unless specifically defined otherwise herein.

         3. The term "Agreement" as used in the Rights Agreement shall mean the Rights Agreement, as amended by this Agreement, or as it may from time to time be amended in the future by one or more other written amendment or modification agreements entered into pursuant to the applicable provisions of the Rights Agreement.

         4. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         5. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

         6. Except as expressly herein amended, the terms and conditions of the Rights Agreement shall remain in full force and effect.

         7. This Agreement is not intended to be, nor shall it be construed to be, a novation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            RISCORP, INC.


                                            By:      /s/ Walter E. Riehemann
                               Walter E. Riehemann
                                    President

                            FIRST UNION NATIONAL BANK


                                            By:      /s/ Joan Kaprinski
                                 Joan Kaprinski
                                 Vice President